Exhibit 10.2

Space Above Line Reserved for Recorder’s Use

1. Title of Document:	Note, Deed of Trust, Leasehold Deed of Trust, Security Agreement and Fixture Filing, and Other Loan Documents Modification and Spreader Agreement

2. Date of Document:	, 2011

3. Grantor/Borrower:	MECW, LLC, a Missouri limited liability company c/o The Corporation Trust Company Corporation Trust Center One Corporate Woods Drive Bridgeton, Missouri 63044

4. Grantee/Lender:

U.S. Bank, National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through certificates, Series 2006-LDP7

209 South LaSalle Street, Suite 300

Chicago, Illinois 60604

5. Legal description:	See Exhibits A-1 and A-2 attached.

6. Reference to Book& Page:	Document No. 2006032400757 in Book 17103, Page 4108 of the St. Louis County, Missouri Recorder of Deeds

After recording, return to:

Bilzin Sumberg Baena Price & Axelrod LLP
200 South Biscayne Boulevard, Suite 2500 Miami, Florida 33131-5340
Attn: Post-Closing Department

(Space Above For Recorder’s Use Only)

NOTE, DEED OF TRUST, LEASEHOLD DEED OF TRUST, SECURITY

AGREEMENT AND FIXTURE FILING, AND OTHER LOAN

DOCUMENTS MODIFICATION AND SPREADER AGREEMENT

(JPMCC 2006-LDP7; Loan No. 991077168)

THIS NOTE, DEED OF TRUST, LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, AND FIXTURE FILING, AND OTHER LOAN DOCUMENTS MODIFICATION AND SPREADER AGREEMENT (the “Agreement”) is executed this      day of                     , 2011 (“Execution Date”), to be effective as of the      day of                     , 2011 (“Effective Date”), and is entered into by and between U.S. BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP7 (“Lender”), having an address at 209 South LaSalle Street, Suite 300, Chicago, Illinois, 60604, Re: JPMCC 2006-LDP7; Loan No. 991077168; and MECW, LLC, a Delaware limited liability company (“Borrower”), having an address at One Corporate Woods Dr., Bridgeton, MO. 63044.

PRELIMINARY STATEMENT

A. On or about March, 23, 2006, LaSalle Bank National Association, a national banking association (“Original Lender”) made a loan (“Loan”) to Borrower with respect to (i) a leasehold estate on premises commonly known as “Metro 1, Metro 2 and Corporate Woods (EC4)” located in the cities of Maryland Heights (as to Metro 1 and Metro 2) and Bridgeton (as to Corporate Woods EC4), all located in St. Louis County, Missouri (the “State”) and more particularly described on the attached Exhibit A-1 (the “Spreader Property”) and (ii) a fee estate on premises commonly known as “Corporate Exchange” located in the city of Bridgeton, in St. Louis County, Missouri and more particularly described on the attached Exhibit A-2 (the “Original Mortgaged Property”) which such Loan is evidenced or secured by, among others, the documents described on the attached Exhibit B (collectively referred to as “Loan Documents”).

B. All of Original Lender’s right, title and interest in and to the Loan has been transferred and assigned to Lender.

C. The Spreader Property is subject to a Lease Agreement dated as of December 1, 2005 (the “Chapter 100 County Lease”) by and between St. Louis County, Missouri (“St. Louis County”), as landlord, and K-V Pharmaceutical Company, a Delaware corporation (“Borrower’s Sole Member”), as tenant. The Borrower’s Sole Member, as tenant under the Chapter 100 County Lease, subsequently assigned its leasehold interest in the Spreader Property to Borrower pursuant to that certain Partial Assignment and Assumption Agreement dated as of March 23, 2006 (the “Assignment”). Borrower, as sublandlord, subsequently subleased the Spreader Property to Borrower’s Sole Member, as subtenant, by virtue of certain subleases for the (i) Metro 1 and Metro 2 properties (the “Metro Court Sublease”) and (ii) Corporate Woods (EC4) property (the “Corporate Woods Sublease” and together with the Metro Court Sublease, the “Subleases”).

D. The Original Mortgaged Property is subject to a Lease Agreement dated as of March     , 2006 (the “3100 Corporate Exchange Lease”) by and between Borrower, as landlord, and Borrower’s Sole Member, as tenant.

E. As part of the unwinding of the Chapter 100 County Lease, St. Louis County will convey to Borrower fee simple title to the Spreader Property by Special Warranty Deed to be recorded in the Records (as defined in Exhibit B hereof).

F. The Original Mortgaged Property together with the Spreader Property shall hereinafter mean and refer to the “Amended and Restated Mortgaged Property” and more particularly described on the attached Exhibit A-3.

G. Borrower has requested Lender to, among other things, (i) waive certain financial reporting requirements under the Loan Documents; (ii) waive the minimum net worth requirements under the Loan Documents for a set period of time as set forth in this Agreement; (iii) release Particle Dynamics, Inc., a New York corporation (“PDI”) as a guarantor under the Guaranty (as defined in Exhibit B) and Environmental Indemnity (as defined in Exhibit B); (iv) release ETHEX Corporation, a Missouri corporation (“ETHEX”) as a guarantor under the Guaranty and Environmental Indemnity; (v) consent to termination of the Chapter 100 County Lease; (vi) consent to amendment and restatement of the Subleases to convert the Subleases into direct leases between Borrower, as landlord, and Borrower’s Sole Member, as tenant; (vii) consent to amendment of the 3100 Corporate Exchange Lease; (viii) spread the lien of the Security Instrument to encumber the Borrower’s fee interest in the Spreader Property; (ix) change the legal description to the land encumbered by the Security Instrument to the legal description of the Amended and Restated Mortgaged Property; (x) consent to cancellation of the Bonds and waive notice of the redemption of the Bonds; and (xi) consent to the sublease of a portion of the Corporate Woods (EC4) property to Zynesher Pharmaceuticals (USA) LLC, a Missouri limited liability company (collectively, the “Requested Actions”);

H. PDI and ETHEX shall individually and collectively be referred to herein as the “Released Guarantor.” Borrower’s Sole Member (as hereinafter defined) and Ther-Rx (as hereinafter defined) shall individually and collectively be referred to herein as “Current Guarantor.”

I. Lender and Borrower have agreed to modify the Loan Documents consistent with the Requested Actions, on the terms and conditions set forth in this Agreement.

In consideration of $10.00 paid by each of the Parties (as hereinafter defined) to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

The terms set forth below have the meaning ascribed to them for purposes of this Agreement. Other capitalized terms contained in this Agreement shall have the meanings assigned to them herein. Any capitalized terms utilized in this Agreement and not defined in this Agreement shall have the meanings set forth in the Loan Documents.

1.1 “Collateral” means any and all real and personal property described in any of the Loan Documents as security for Borrower’s obligations under the Loan, including, without limitation, the Property.

1.2 “Debtor Proceeding” means any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any present or future local, state, federal or other insolvency law or laws providing relief for debtors.

1.3 “Indebtedness” means the total amount described in Section 2.3(b) plus all other amounts that may subsequently be due from Borrower to Lender under the Loan Documents, this Agreement, and at law or in equity, including advances made by any Servicer, together with any interest thereon.

1.4 “Party” means any, and “Parties” means all, of the signatories to this Agreement.

1.5 “Servicer” means Berkadia Commercial Mortgage, LLC and LNR Partners, LLC, and any other party appointed as servicer of the Loan.

ARTICLE 2

ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS

Borrower acknowledges, warrants, represents and agrees as follows as of the Execution Date and the Effective Date:

2.1 Authority of Borrower.

(a) Borrower. Borrower is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Missouri. Borrower Sole Member is the sole member of Borrower. Borrower’s Sole Member, acting alone without the joinder of any other members or managers of Borrower or any other party, has the power and authority to execute and deliver this Agreement and any and all documents executed in connection herewith (collectively referred to herein as the “Modification Documents”) on behalf of and to duly bind Borrower under this Agreement and the Modification Documents. The execution and delivery of, and performance under, this Agreement and the Modification Documents by Borrower has been duly and properly authorized pursuant to all requisite company action of Borrower and does not and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or Borrower’s certificate of formation or articles of organization, limited liability company or operating agreement or any other organizational document of Borrower or (y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower is a party or by which the Property may be bound or affected.

(b) Borrower’s Sole Member. Borrower’s Sole Member is a duly organized, validly existing corporation organized under the laws of the State of Delaware. Gregory J. Divis (“Authorized Signatory”) is the President and Chief Executive Officer of Borrower’s Sole Member. Authorized Signatory, acting alone without the joinder of any officer, director or shareholder of Borrower’s Sole Member or any other party, has the full power and authority to execute this Agreement and the Modification Documents on behalf of Borrower’s Sole Member and Borrower and to duly bind Borrower’s Sole Member and Borrower under this Agreement and the Modification Documents. The execution and delivery of this Agreement and the Modification Documents and the performance of the obligations thereunder by Borrower’s Sole Member does not and will not (i) conflict with, or result in a breach or violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower’s Sole Member or the articles of incorporation or the bylaws of Borrower’s Sole Member, or (ii) result in a breach or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower’s Sole Member is a party or by which it or the Borrower’s Sole Member is bound.

2.2 Status of Loan.

(a) Loan Documents. The Loan Documents constitute valid and legally binding obligations of Borrower and are enforceable against Borrower and the Amended and Restated Mortgaged Property in accordance with their terms. There are no modifications, verbal or written, to the Loan Documents other than those, if any, described on the attached Exhibit B. Borrower has waived or released, or by its execution of this Agreement, waives and releases all defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender, Servicer and Lender’s and Servicer’s predecessors in interest, and all of the respective past, present and future officers, directors, employees, agents, servicers, attorneys, representatives, participants, heirs, successors and assigns of Lender, Servicer and Lender’s and Servicer’s predecessors in interest (collectively, “Lender Parties”) with respect to (i) the Loan, (ii) the Loan Documents, (iii) the Indebtedness, or (iv) the Property.

(b) Indebtedness. As of July 29, 2011, the outstanding principal balance of the Loan is $32,223,169.27 (the “Principal”). The term “Indebtedness” also includes any and all other interest, advances, debts, obligations and liabilities of Borrower under the Loan Documents or this Agreement, whether voluntary or involuntary, however arising, including, without limitation, advances made by a Servicer together with any interest thereon, and administrative charges.

(c) Assignment of Leases. The Assignment of Leases described in Exhibit B constitutes an absolute, unconditional, current, assignments of rents, issues and profits from the Property, and all actions, if any, required to be taken by Lender to perfect its rights to collect such rents, issues and profits have been duly and properly taken by Lender. It is the intent of the Parties that Lender’s security interest pursuant to the Assignment of Leases remains and shall at all times remain perfected.

(d) Representations in Security Instrument and Other Loan Documents. Except as disclosed by Borrower in Borrower’s publicly filed financial statements or otherwise disclosed in writing by Borrower to Lender, the representations and warranties contained in the Security Instrument described in Exhibit B and the other Loan Documents are true and correct as of the Execution Date and the Effective Date as if made on such dates.

(e) Borrower and Borrower’s Sole Member, as applicable, submitted its SEC Form 10-Q for the quarter ending December 31, 2010, prior to March 31, 2011.

(f) Borrower delivered and caused Guarantor to deliver to Lender, the audited balance sheets, statements of income and expenses and statements of cash flows, and other financial information as more particularly required under Section 10 of the Security Instrument prior to the Effective Date hereof.

(g) Borrower and Borrower’s Sole Member, as applicable, are current with their SEC filings, and submitted their SEC Form 10-K for the quarter ending March 31, 2011, prior to June 15, 2011.

2.3 No Bankruptcy Intent. None of Borrower, Borrower’s Sole Member or Current Guarantor (collectively, “Borrower Parties”) have the intent to (a) file a voluntary petition with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended (the “Bankruptcy Code”); (b) be the subject of any order for relief issued under the Bankruptcy Code; (c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors; (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, liquidator or assignee for the benefit of creditors; or (e) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party in connection with any Debtor Proceeding. Borrower acknowledges that the filing of any petition or the seeking of any relief in a Debtor Proceeding by any of Borrower Parties, whether directly or indirectly, would be in bad faith and solely for purposes of delaying, inhibiting or otherwise impeding the exercise by Lender of Lender’s rights and remedies against Borrower and the Property pursuant to the Loan Documents or at law.

2.4 Financial Statements. The financial statements of the Borrower Parties previously delivered by Borrower to Lender (the “Financial Statements”) are true, complete and accurate in every material respect and accurately represent, respectively, the financial condition of the Borrower Parties and the income and expenses related to the Property, as of the date thereof. The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period involved. There has not been any material adverse change between the dates of the Financial Statements and the date of this Agreement. Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.

2.5 Title to Property and Legal Proceedings. There are no: (a) pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Borrower or the Property, (b) liens, mortgages (other than the Security Instrument), claims of lien or other encumbrances, except for the exceptions set forth on Schedule B of Lender’s mortgagee title insurance policy (the “Permitted Encumbrances”), against the Property which could reasonably have a material adverse effect on Borrower or the Property, or (c) pending or to Borrower’s knowledge, threatened condemnation proceedings or annexation proceedings affecting the Property, nor any agreements to convey any portion of the Property, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency.

2.6 Status of the Property.

(a) Compliance with Laws. Borrower has not received any written notice from any governmental entity claiming that Borrower or the Property is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Property, including, without limitation, any notice relating to building, zoning, environmental, life safety, wetlands, or handicapped accessibility laws, codes or regulations. All permits, licenses or other evidences of authority to use and operate the Property as it is presently being operated and as contemplated by the Loan Documents are current, valid and in full force and effect.

(b) Taxes. All real estate taxes, personal property taxes, sales taxes and similar liabilities, assessments or expenses currently due and payable with respect to the Property have been fully and timely paid.

(c) Hazardous Wastes. To the Borrower’s knowledge, no portion of the Property has been used in the past or will in the future be used for or in connection with the handling, generation, use, storage or disposal of Hazardous Substances. No Hazardous

Substances are located or will be located on or under or used or stored on or generated from any portion of the Property. No above ground or underground storage tanks are have in the past been or will in the future be located on or below the surface of any portion of the Property. No portion of the Property is included on any governmental agency’s list of sites on or under which Hazardous Substances may be located, used, stored or generated or with respect to which remedial action may be necessary. All federal, state and local permits concerning or related to environmental protection and regulation at the Property, if any, have been secured, are current and will continue to remain current, and Borrower is and will remain in compliance with the terms thereof. There are no past or current releases and will be no future releases of Hazardous Substances on, over, at, from, into or onto the Property; and Borrower is not aware of any environmental condition, situation or incident on, at, or concerning the Property that could give rise to an action or to liability for environmental matters under any law, rule, ordinance or common law theory.

2.7 Continuity of Representations. The representations and warranties contained in this Agreement are true and correct in all material respects as of the Effective Date and the Execution Date and will survive the termination of this Agreement by the passage of time or otherwise.

ARTICLE 3

COVENANTS OF BORROWER

Borrower covenants and agrees with Lender that:

3.1 Compliance with Loan Documents. To the extent not inconsistent with the terms of this Agreement, Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents.

3.2 Notice of Proceedings. Borrower shall notify Lender in writing, promptly after acquiring knowledge, either directly or through any agent, of the institution of any suit, administrative proceeding, adversary proceeding or other legal proceedings which may materially affect the operations, financial condition, title or business of the Property or the transactions contemplated by this Agreement.

3.3 Release and Covenant Not To Sue. In consideration of Lender’s agreement to the terms of this Agreement, Borrower Parties and Released Guarantor, on behalf of themselves and their partners and members and each of their respective heirs, successors and assigns, remise, release, acquit, satisfy and forever discharge Lender Parties, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which any of them now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the Execution Date, including, without limitation, matters arising out of or relating to (a) the Loan, (b) the Loan Documents, (c) the Indebtedness, (d) the Property, and (e) any other agreement or transaction between (i) the Borrower Parties and (ii) any of Lender Parties relating to the Loan. Borrower Parties and Released Guarantor, on behalf of themselves and their partners and members and each of their respective heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

3.4 Hazardous Wastes. Borrower agrees to promptly deliver to Lender any notices related to any of the matters described in Section 2.6(c) of this Agreement and to indemnify and save Lender harmless from any and all actions, claims, damages, liabilities and fees, punitive damages and penalties, directly or indirectly arising out of the generation, storage or disposal of hazardous materials, including, without limitation, the cost of any required or necessary repair, clean-up or detoxification. The indemnity provisions of this Section shall survive any satisfaction of the Loan or a release or reconveyance of the Security Instrument.

3.5 Bankruptcy. In the event that any of the Borrower Parties shall take any action constituting a Debtor Proceeding, and such action causes Lender to seek necessary or appropriate relief: (i) Lender shall thereupon be entitled to and Borrower irrevocably consents to (a) the relief from any automatic stay imposed by Section 362 of Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in this Agreement with respect to the Property and as otherwise provided by law, and Borrower hereby irrevocably waives any right to object to such relief, and acknowledges that no reorganization in bankruptcy is feasible and (b) an order from the bankruptcy court prohibiting Borrower’s use of all “cash collateral” (as defined in Section 363 of the Bankruptcy Code); (ii) Borrower waives its exclusive right pursuant to Section 1121(b) of the Bankruptcy Code to file a plan of reorganization and irrevocably agrees and consents that Lender may file a plan immediately upon the entry of an order for relief if an involuntary petition is filed against Borrower or upon the filing of a voluntary petition by Borrower; (iii) in the event that Lender shall move pursuant to Section 1121(d) of the Bankruptcy Code for an order reducing the 120 day exclusive period, Borrower shall not object to any such motion, and (iv) Borrower waives any rights it may have pursuant to Section 108(b) of the Bankruptcy Code. The provisions of this Section shall survive the termination of this Agreement.

3.6 Modification Fee. Prior to the Execution Date hereof, Borrower has paid Lender a non-refundable modification fee in the total amount of $25,000.00 (“Modification Fee”). Borrower acknowledges and agrees that the Modification Fee shall be deemed earned by Lender upon execution of this Agreement by Lender, notwithstanding the date(s) upon which Borrower paid the Modification Fee and the date upon which Borrower ultimately pays the Indebtedness, and shall not be applied by Lender at any time to reduce the Indebtedness.

3.7 Payment of Legal Retainer, Transaction Costs and Expenses. Borrower shall pay all costs incurred in connection with the preparation, negotiation, execution and recording of this Agreement and related transactions, including, without limitation (the “Transaction Expenses”): (a) the reasonable legal fees and disbursements of Lender’s general counsel, Bilzin Sumberg Baena Price & Axelrod LLP, and Lender’s local counsel, if applicable; (b) all recording costs, taxes, documentary stamps and other charges, costs and fees due upon the recording of assignments of the Loan Documents to Lender, if not previously recorded, and upon the recording of this Agreement, if Lender elects to record same; (c) the costs of updating Lender’s policy of title insurance insuring the Security Instrument to a current date and endorsing such policy (the “Title Endorsement”) to (i) change the effective date to the date of recording of this Agreement, if recorded; (ii) change the name of the insured to Lender; (iii) show no additional exceptions to Schedule B of said title insurance policy except as approved by Lender in writing and (iv) provide such other coverage as may be requested by Lender; and (d) certificates of good standing issued by the applicable Secretary of State for all Borrower Parties (the “Certificates of Good Standing”). The Transaction Expenses shall be paid by Borrower simultaneously with the execution of this Agreement. Borrower acknowledges and agrees that Lender shall not apply any of the Transaction Expenses at any time to reduce the Indebtedness. The parties acknowledge and agree that prior to the Execution Date hereof Borrower paid to Lender a refundable fee in the total amount of $25,000.00, which refundable fee shall be used for the Transaction Expenses payable by Borrower as set forth in this Section 3.7.

3.8 Additional Documents. Simultaneously with the Execution Date, Borrower shall deliver or cause to be delivered to Lender the Title Endorsement, the Certificates of Good Standing and such affidavits, indemnities, certificates and legal opinions, regarding among other things formation and authorization of Borrower Parties and enforceability of the Modification Documents, as may be requested by Lender.

3.9 Further Assurances. Borrower shall thereafter execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to perfect and to maintain the perfection of Lender’s security interest in and to the Property and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

ARTICLE 4

SPREADER AND MODIFICATIONS

4.1 Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Borrower Parties agree that this Agreement shall not be deemed an agreement by Lender to consent to any other contemplated action relating to the Property, or a consent to any secondary financing or secondary encumbrance on the Property.

4.2 Spreading of Lien. By execution of this Agreement, Borrower hereby confirms and reaffirms the provisions of the Security Instrument and hereby mortgages, gives, grants, bargains, sells, alienates, enfeoffs, transfers, conveys, confirms warrants, pledges, assigns, hypothecates and grants a security interest to Lender, its successors and assigns forever, all of Borrower’s right, title and interest in and to the Spreader Property, together with all property rights and interests related thereto and encompassed within the definition of “Property” as contained in the Security Instrument. Lender and Borrower acknowledge and agree that the lien of the Security Instrument and, as applicable, of the other Loan Documents will continue uninterrupted and in full force and effect with respect to the Mortgaged Property, and will, from and after the date of this Agreement, encumber Borrower’s right, title and interest in and to the Spreader Property as a first mortgage lien.

4.3 Modifications. The Loan Documents are modified as follows:

(a) Modifications to the Security Instrument.

(i) Section 3(c) of the Security Instrument shall be modified as follows:

A. As a material inducement to Lender to consent to the Requested Actions, Borrower agrees that from and after the Effective Date, the obligation of Borrower set forth in Section 3(c) of the Security Instrument to make the Replacement Reserve Monthly Payment shall be reinstated.

B. In the event that the Guarantors maintain a net worth of at least $250,000,000.00 as required by Section 3(c)(1) of the Security Instrument and Section 3.11 of the Guaranty, and provided that there exists no Event of Default (or event with which notice or lapse of time or both could constitute an Event of Default) under the Loan Documents, Lender shall disburse the remainder of any of the Replacement Reserve to Borrower.

(ii) Section 10 of the Security Instrument is modified as follows: Borrower shall be required to comply on a going forward basis, with all financial reporting requirements under the Loan Documents as modified by this Agreement.

(iii) Section 56 of the Security Instrument is hereby deleted in its entirety.

(b) Modifications to the Guaranty. Section 3.11 of the Guaranty is modified to provide that Lender will not enforce the minimum net worth requirement, as calculated under Section 3.11 of the Guaranty, until the financial quarter ending March 31, 2015 at which time Borrower’s Sole Member shall be required to again be in compliance with the net worth requirements contained therein.

(c) Modifications to the Loan Documents.

(i) All references in this Agreement, the Security Instrument and the other Loan Documents to the term “Property” shall hereinafter mean and refer to collectively as the “Amended and Restated Mortgaged Property.”

(ii) All references in the Security Instrument and the other Loan Documents to the terms “Mortgage,” “Deed of Trust,” “Security Instrument,” “Guaranty” or “Loan Documents” and “Obligations” shall hereafter mean and refer to the “Mortgage,” “Deed of Trust,” “Security Instrument,” “Guaranty” or “Loan Documents” and “Obligations” as modified or affected by this Agreement.

(iii) All references in the Security Instrument and the other Loan Documents to the terms “Ground Lease,” “Ground Rents,” “Ground Lessor,” “Ground Rent Escrow Subaccount,” and “Ground Rent Reserve” are hereby deleted.

4.4 Current Guarantor. As a condition to Lender’s execution of this Agreement, Current Guarantor shall execute and deliver to Lender, simultaneously with the execution of this Agreement, the Joinder and Agreement of Current Guarantor attached hereto (the “Joinder”).

4.5 Release of PDI and ETHEX. As a condition to Lender’s execution of this Agreement, Released Guarantor shall execute and deliver to Lender, simultaneously with the execution of this Agreement, the Joinder by and Agreement of Released Guarantor attached hereto (the “Released Guarantor Joinder”).

4.6 UCC Financing Statements. Borrower hereby grants and confirms unto Lender a first lien priority interest in all Collateral to the maximum extent permitted by the Uniform Commercial Code, as may have been amended subsequent to the making of the Loan. Borrower hereby further consents to the filing of any financing statements or Uniform Commercial Code forms required to be filed in the applicable states or any other filing office (collectively “Filings”) in order to perfect said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the Uniform Commercial Code, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent or signature of Borrower.

ARTICLE 5

DEFAULTS; REMEDIES

5.1 Events of Default. Each of the following shall constitute an additional Event of Default (“Default”) under the Loan Documents. The reference to Defaults contained in this Section shall not be deemed exclusive and shall not supersede all other Defaults or Events of Default contained in the Loan Documents.

(a) Payments. If Borrower shall fail to pay any payment provided for in this Agreement when the same shall become due and after the expiration of any applicable grace or cure period.

(b) Indebtedness. If Borrower shall fail to pay the entire Indebtedness due under the terms of the Loan Documents and this Agreement.

(c) Misrepresentations. If any representation or warranty of Borrower in this Agreement shall be proved to be untrue or inaccurate in any material respect when made.

(d) Breach of Other Covenants. If Borrower shall breach, default under or fail to fully and timely perform any of its covenants, agreements and obligations under this Agreement.

5.2 Lender’s Rights upon Occurrence of Default. Upon the occurrence of a Default, Lender shall immediately be entitled, without further notice to Borrower to exercise any or all of Lender’s rights and remedies under this Agreement, the Loan Documents, in equity and at law (all of such rights and remedies being cumulative), including, but not limited to, demanding immediate payment of the entire Indebtedness and commencing foreclosure proceedings (“Foreclosure Proceedings”) against Borrower and the Property (whether commenced by judicial action or non-judicial power of sale, if applicable.

5.3 Cooperation of Borrower upon Default. It is the express intent of Borrower and Lender that, upon the occurrence of a Default, Lender shall be able to acquire possession of and title to the Property at the earliest possible date and otherwise commence and fully exercise, without interference by Borrower in any rights or remedies given to Lender under this Agreement and the Loan Documents. In consideration of and as a material inducement to Lender to enter into this Agreement, Borrower agrees to waive and does hereby waive all defenses and agrees not to challenge in any way the validity of any Foreclosure Proceedings related to the Property and/or the other Collateral or any other exercise by Lender of its rights and remedies under this Agreement, the Loan Documents, in equity or at law commenced from time to time by Lender following the occurrence of a Default. In addition, upon the occurrence of a Default, Borrower shall not take any action of any kind or nature whatsoever, either directly or indirectly, to delay, oppose, impede, obstruct, hinder, enjoin or otherwise interfere with, and Borrower will cooperate and comply with the exercise by Lender of any and all of Lender’s rights and remedies against Borrower or with respect to the Property and the other Collateral, or any other rights or remedies of Lender with respect to the Loan, the Loan Documents, this Agreement, in equity and at law, including, without limitation, any actions by Lender to exercise the Assignment of Leases (whether or not involving the appointment of a receiver) or to obtain title to the Property and the other Collateral by foreclosure or deed-in-lieu of foreclosure of the Security Instrument.

5.4 Conveyance Documents. Upon the occurrence of a Default, Borrower shall, upon request by Lender, execute and deliver such documents and instruments as Lender, Lender’s designee or the title company insuring title to the Property may determine are necessary to issue to Lender or its designee an owner’s title insurance policy insuring the fee simple title to the Property, subject only to the Permitted Encumbrances, and to convey to Lender or its designee at such sale all ownership and development rights with respect to the Property (including, without limitation, a special warranty deed or its equivalent, bill of sale, assignment and/or other conveyance documents necessary to transfer, convey and assign all tangible and intangible, real and personal and mixed property used, useable or intended to be used in connection with the ownership, management and/or use of the Property, an assignment of all of Borrower’s rights in and to the Permitted Encumbrances, and an assignment of all rights of Borrower to use any trademarks and logos for all or any portion of the Property).

5.5 Property Materials. If a sheriff’s, clerk’s or trustee’s deed for the Property is issued to Lender or its designee pursuant to a judicial or trustee’s sale, or if Lender acquires the Property by deed in lieu of foreclosure or otherwise, promptly upon request by Lender, Borrower shall deliver and/or pay to Lender, the following as to all or any portion of the Property acquired by Lender provided same are in Borrower’s possession or control: (i) possession of the Property, (ii) the originals (or true and correct copies, if the originals are not available) of all guaranties and warranties given with respect to all or any portion of the Property or any improvement located thereon which Borrower has in its possession, (iii) the originals (or true and correct copies, if the originals are not available) of all service contracts and management agreements then in effect with respect to the Property, (iv) the originals (or true and correct copies, if the originals are not available) of all plans, specifications, working drawings and surveys of or relating to the Property or to the construction of the buildings and related improvements located thereon, (v) the originals (or true and correct copies, if the originals are not available) of all governmental consents, approvals, licenses, permits, certificates of occupancy, zoning approvals, building permits and similar documents relating to the Property, (vi) copies of all books and records in any way relating to the Property, (vii) the balance of any funds in any security deposit accounts and any and all other tenant security deposits, and any and all advance rentals or similar fees, if any, (viii) the originals (or true and correct copies, if the originals are not available) of all termite or other inspection reports, bonds, warranties and guaranties relating to the Property, (ix) any and all income from the Property received by or on behalf of Borrower and then being held by or on behalf of Borrower; (x) the originals (or true and correct copies, if the originals are not available) of all certificates, binders and policies of insurance relating to the Property, (xi) the originals (or true and correct copies, if the originals are not available) of all contracts and agreements with contractors, architects, engineers, surveyors and others relating to all or any portion of the Property, (xii) the originals (or true and correct copies, if the originals are not available) of all tenant leases and occupancy agreements affecting all or any portion of the Property, (xiii) all leasing and other files, books and records with respect to all or any portion of the Property, and (xiv) any bankruptcy claims relating to any current or former tenant of the Property, duly assigned to Lender or its designee.

5.6 Cooperation Covenants. The covenants and agreements of Borrower contained Sections 5.3, 5.4 and 5.5 of this Agreement shall be referred to as the “Cooperation Covenants”.

ARTICLE 6

MISCELLANEOUS

6.1 Survival of Provisions. Except as expressly otherwise provided, the covenants, acknowledgments, representations, agreements and obligations in this Agreement shall survive the payment in full of the Loan.

6.2 No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law. Each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing in equity or at law.

6.3 No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents, in equity or at law. No delay or failure on the part of any Party in the exercise of any right or remedy under the Loan Documents or this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any Party contrary to the provisions of the Loan Documents or this Agreement shall be construed to constitute a waiver of any of the express provisions. Any Party may in writing expressly waive any of such Party’s rights under this Agreement or the Loan Documents without invalidating this Agreement or the Loan Documents.

6.4 Successors or Assigns. Whenever any Party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such Party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the Parties, whether so expressed or not.

6.5 Construction of Agreement. Each Party acknowledges that it has participated in the negotiation of this Agreement. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any Party by any court or other governmental or judicial authority by reason of such Party having or being deemed to have structured, dictated or drafted such provision. Borrower at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Borrower has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represents the final and sole agreement of the Parties with respect to the subject matters of this Agreement. All of the terms of this Agreement were negotiated at arm’s length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower.

6.6 Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

6.7 Usury. This Agreement and all other agreements made by Borrower relating directly or indirectly to the Indebtedness are expressly limited so that in no event or contingency whatsoever shall the amount of interest received, charged or contracted for by Lender exceed the highest lawful amount of interest permissible under the laws of the State. If, under any circumstances whatsoever, performance of any provision of the Note, the other Loan Documents or this Agreement, at the time performance of such provision shall be due, shall result in the highest lawful rate of interest permissible under the laws of the State being exceeded, then ipso facto, the amount of interest received, charged or contracted for by Lender shall be reduced to the highest lawful amount of interest permissible under the laws of the State, and if for any reason whatsoever, Lender shall ever receive, charge or contract for, as interest, an amount which would be deemed unlawful, such amount of interest deemed unlawful shall be applied to principal (whether or not due and payable) or refunded to Borrower (if all principal has been paid) and not to the payment of interest.

6.8 Indemnity. Borrower agrees to indemnify and hold harmless Lender from any liabilities, costs, expenses (including attorneys and paralegal fees at all tribunal levels) or claims of the State or any other governmental agency for documentary stamps, intangible taxes and any interest or penalties thereon which may be or become due in connection with (a) the execution, delivery or recording of this Agreement or (b) the transactions contemplated by this Agreement.

6.9 Notices. Any and all notices, elections, approvals, consents, demands, requests and responses (“Communications”) permitted or required to be given under this Agreement or the Loan Documents shall not be effective unless in writing, signed by or on behalf of the Party giving the same, and sent by hand delivery or overnight courier service (such as Federal Express), to the Party to be notified at the address of such Party set forth below or at such other address within the continental United States as such other Party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

Berkadia Commercial Mortgage LLC,

CMBS Special Request

118 Welsh Road

Horsham, PA 19044

Re: JPMCC 2006-LDP7; Loan No. 991077168

With a copy to:

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attn: Director of Servicing

Re: JPMCC 2006-LDP7; Loan No. 991077168

And:

Bilzin Sumberg Baena Price & Axelrod LLP

1450 Brickell Avenue, Suite 2300

Miami, Florida 33131-3456

Attn: Marjie C. Nealon, Esq.

And, if given to Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

MECW, LLC

K-V Pharmaceutical

One Corporate Woods Drive

Bridgeton, Missouri 63044

Attn: Thomas McHugh

[The following for information purposes only:]

Telephone: 314-645-6600

Facsimile: 314-646-3705

Email: tmchugh@kvpharmaceutical.com

With a copy to:

K-V Pharmaceutical

One Corporate Woods Drive

Bridgeton, Missouri 63044

Attn: Office of General Counsel

[The following for information purposes only:]

Telephone: 314-645-6600

Facsimile: 314-646-3785

Email: chintmann@kvphamaceutical.com

6.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State.

6.11 Future Negotiations. Borrower acknowledges and agrees that (i) Lender has no obligation whatsoever to discuss, negotiate or to agree to any restructuring of the Loan, or any modification, amendment, restructuring or reinstatement of the Loan Documents or to forbear from exercising its rights and remedies under the Loan Documents, except as expressly provided in this Agreement; (ii) if there are any future discussions among Lender and Borrower concerning any such restructuring, modification, amendment or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement or understanding with respect to the Loan, the Loan Documents, the Property or any aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by authorized representatives of the Parties; and (iii) Borrower Parties shall not assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section.

6.12 Relationship of Parties. The Parties do not intend by this Agreement to create a partnership or a joint venture. Neither this Agreement nor any of the payments herein or in the Note to be made by either Borrower or Lender shall constitute, or shall be deemed or construed to constitute, Lender a “mortgagee in possession” of the Property or in any manner liable for any goods or services delivered or provided with respect to the Property or in any manner liable to any third parties. The relationship of Lender to Borrower is that of “lender” and “borrower” and the Parties acknowledge and agree that the obligations of Lender and Borrower set forth herein are not intended to benefit and should not be relied on by third parties.

6.13 Headings. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

6.14 Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted. Except as modified by this Agreement, the Loan Documents shall remain unmodified and in full force and effect.

6.15 Time of Essence: Consents. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

6.16 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. This Agreement shall not be binding on either party until executed and delivered by both parties.

6.17 Waiver of Trial by Jury. EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY OF BORROWER PARTIES OR LENDER RELATING TO THE LOAN AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS. EACH OF BORROWER AND LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

6.18 No Oral Agreements. The following notice is given to comply with § 432.045 of the Revised Statutes of Missouri:

Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

As used in this section, the term “this writing” is deemed to include all Loan Documents.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

The Parties have executed and delivered this Agreement, as of the day and year first above written.

Witnesses:			LENDER:

U.S. BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP7

			By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact
[ILLEGIBLE]
Print Name:	[ILLEGIBLE]			By:	/s/ Larry Golinsky
				Name:	Larry Golinsky
				Title:	President
/s/ Loxy Fernandez
Print Name:	Loxy Fernandez

STATE OF FLORIDA		)
		)	ss:
COUNTY OF MIAMI-DADE		)

The foregoing instrument was acknowledged before me this 4 day of AUGUST, 2011, by Larry Golinsky, as President of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, on behalf of the said company, as attorney-in-fact for U.S. BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP7 on behalf of the said trustee and trust. He is personally known to me or has produced a driver’s license as identification.

[NOTARY STAMP] [AFFIX NOTARY STAMP ABOVE]	/s/ Ciney Torres
NOTARY PUBLIC, STATE OF FLORIDA
Ciney Torres
Print or Stamp Name of Notary
	My Commission Expires:	5/17/12

Witnesses:
BORROWER:

MECW, LLC, a Delaware limited liability company
/s/ Bradley S. Schammel
Print Name:	Bradley S. Schammel		By:	K-V Pharmaceutical Company, a Delaware corporation, its sole member

				By:	/s/ Gregory J. Divis
Gregory J. Divis, President and CEO
/s/ Teresa L. Wilson
Print Name:	Teresa L. Wilson

STATE OF MISSOURI		)
		)	ss:
COUNTY OF ST. LOUIS		)

I, Debbie A. Lanemann, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Gregory J. Divis, the President and CEO of K-V Pharmaceutical Company, a Delaware corporation, the sole member (“Sole Member”) of MECW, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer in such sole member appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of Sole Member, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 8th day of August 2011.

/s/ Debbie A. Lanemann
Notary Public

My Commission Expires:	[NOTARY STAMP]
12/10/11

EXHIBIT A-1

SPREADER PROPERTY LEGAL DESCRIPTION

Parcel 1: Lot 1 of Corporate Woods, as per plat thereof recorded in Plat Book 299 page 88 of the St. Louis County Records.

Parcel 3: A tract of land being in part of Sections 2 and 3 of METRO BUSINESS PARK, a Subdivision filed for record in Plat Book 162, Page 6 of the St. Louis County Records and being more particularly described as follows: Beginning at a point on the East line of Metro Boulevard, 40 feet wide, said point being the Southwest corner of Section 3 of said Metro Business Park; thence along the East line of Metro Boulevard, North 0 degree 08 minutes East 9.37 feet to a point of curve; thence leaving the East line of Metro Boulevard along a curve to the right whose radius point bears South 89 degrees 52 minutes East 25.00 feet from the last mentioned point an arc distance 39.27 feet to the point of tangent; thence South 89 degrees 52 minutes East 382.51 feet to a point of curve; thence along a curve to the right whose radius point bears South 0 degree 08 minutes West 35.00 feet from the last mentioned point, an arc distance of 29.99 feet to a point of reverse curve; thence along a curve to the left whose radius point bears North 49 degrees 13 minutes 54 seconds East 49.00 feet from the last mentioned point, an arc distance of 41.99 feet to a point, thence South 0 degree 08 minutes West 355.64 feet to a point; thence North 89 degrees 55 minutes West 414.05 feet to a point on a curve on a cul-de-sac of Metro Boulevard; thence along a curve to the left whose radius point bears North 77 degrees 59 minutes 33 seconds West 49.00 feet from the last mentioned point an arc distance of 71.70 feet to a point of reverse curve; thence Northwardly along a curve to the right whose radius point bears North 18 degrees 09 minutes 51 seconds East 35.00 feet from the last mentioned point, an arc distance of 43.96 feet to the point of tangent, said point being on the East line of Metro Boulevard; thence along the East line of Metro Boulevard, North 0 degree 08 minutes East, 260.67 feet to the point of beginning.

Parcel 4: A tract of land being in part of Sections 2 and 3 of METRO BUSINESS PARK, a Subdivision filed for record in Plat Book 162, Page 6 of the St. Louis county Records and being more particularly described as follows: Beginning at a point, said point being the Southeast corner of Section 2 of said Metro Business Park; thence along the South line of said Section 2 of Said Section 2, North 89 degrees 55 minutes West 217.71 feet to a point; thence leaving said South line, North 89 degrees 55 minutes West 82.32 feet to a point; thence North 0 degree 08 minutes East 355.64 feet to a point on a curve; thence along a curve to the left whose radius point bears North 0 degree 08 minutes East 49.00 feet from the last mentioned point, an arc distance of 76.97 feet to a point; thence South 89 degrees 52 minutes East 141.92 feet to a point; thence South 16 degrees 34 minutes 42 seconds East 9.53 feet to a point; thence South 39 degrees 04 minutes 50 seconds East 167.88 feet to a point on the East line of Section 2 thence along the East line of Section 2, South 0 degree 05 minutes West 265.18 feet to the point of beginning.

The estate or interest in the land described above is a leasehold estate created by the Lease Agreement between St. Louis County, Missouri, landlord, and K-V Pharmaceutical Company, a

Delaware corporation, tenant, dated as of December 1, 2005 and ending on December 1, 2019, notice of which is given by the Memorandum of Lease Agreement recorded December 30, 2005 in Book 16995, page 1855 and assigned to MECW, LLC, a Delaware limited liability company, by the Assignment of Lease dated March 23, 2006 and recorded March 24, 2006 as Daily Number 756.

2

EXHIBIT A-2

ORIGINAL MORTGAGED PROPERTY LEGAL DESCRIPTION

Parcel 2: A tract of land being all of Lot 18 of Corporate Exchange Plat four, according to the plat thereof recorded in Plat Book 345 page 280 of the St. Louis County Records, and being located in U.S. Survey 131, Township 46 North, Range 5 East of the 5th Principal Meridian, St. Louis County, Missouri.

3

EXHIBIT A-3

AMENDED AND RESTATED MORTGAGED PROPERTY

Parcel 1: Lot 1 of Corporate Woods, as per plat thereof recorded in Plat Book 299 page 88 of the St. Louis County Records.

Parcel 2: A tract of land being all of Lot 18 of Corporate Exchange Plat four, according to the plat thereof recorded in Plat Book 345 page 280 of the St. Louis County Records, and being located in U.S. Survey 131, Township 46 North, Range 5 East of the 5th Principal Meridian, St. Louis County, Missouri.

Parcel 3: A tract of land being in part of Sections 2 and 3 of METRO BUSINESS PARK, a Subdivision filed for record in Plat Book 162, Page 6 of the St. Louis County Records and being more particularly described as follows: Beginning at a point on the East line of Metro Boulevard, 40 feet wide, said point being the Southwest corner of Section 3 of said Metro Business Park; thence along the East line of Metro Boulevard, North 0 degree 08 minutes East 9.37 feet to a point of curve; thence leaving the East line of Metro Boulevard along a curve to the right whose radius point bears South 89 degrees 52 minutes East 25.00 feet from the last mentioned point an arc distance 39.27 feet to the point of tangent; thence South 89 degrees 52 minutes East 382.51 feet to a point of curve; thence along a curve to the right whose radius point bears South 0 degree 08 minutes West 35.00 feet from the last mentioned point, an arc distance of 29.99 feet to a point of reverse curve; thence along a curve to the left whose radius point bears North 49 degrees 13 minutes 54 seconds East 49.00 feet from the last mentioned point, an arc distance of 41.99 feet to a point, thence South 0 degree 08 minutes West 355.64 feet to a point; thence North 89 degrees 55 minutes West 414.05 feet to a point on a curve on a cul-de-sac of Metro Boulevard; thence along a curve to the left whose radius point bears North 77 degrees 59 minutes 33 seconds West 49.00 feet from the last mentioned point an arc distance of 71.70 feet to a point of reverse curve; thence Northwardly along a curve to the right whose radius point bears North 18 degrees 09 minutes 51 seconds East 35.00 feet from the last mentioned point, an arc distance of 43.96 feet to the point of tangent, said point being on the East line of Metro Boulevard; thence along the East line of Metro Boulevard, North 0 degree 08 minutes East, 260.67 feet to the point of beginning.

Parcel 4: A tract of land being in part of Sections 2 and 3 of METRO BUSINESS PARK, a Subdivision filed for record in Plat Book 162, Page 6 of the St. Louis county Records and being more particularly described as follows: Beginning at a point, said point being the Southeast corner of Section 2 of said Metro Business Park; thence along the South line of said Section 2 of Said Section 2, North 89 degrees 55 minutes West 217.71 feet to a point; thence leaving said South line, North 89 degrees 55 minutes West 82.32 feet to a point; thence North 0 degree 08 minutes East 355.64 feet to a point on a curve; thence along a curve to the left whose radius point bears North 0 degree 08 minutes East 49.00 feet from the last mentioned point, an arc distance of 76.97 feet to a point; thence South 89 degrees 52 minutes East 141.92 feet to a point; thence South 16 degrees 34 minutes 42 seconds East 9.53 feet to a point; thence South 39 degrees 04 minutes 50 seconds East 167.88 feet to a point on the East line of Section 2 thence along the East line of Section 2, South 0 degree 05 minutes West 265.18 feet to the point of beginning.

4

EXHIBIT B

LOAN DOCUMENTS

1. Promissory Note dated March 23, 2006, in the original principal amount of $43,000,000.00 (the “Note”), executed by Borrower in favor of Original Lender, and endorsed to the order of Lender.

2. Deed of Trust, Leasehold Deed of Trust, Security Agreement and Fixture Filing, dated as of March 23, 2006, executed by Borrower in favor of a trustee for the benefit of Original Lender (the “Security Instrument”), filed for record on March 24, 2006, and recorded as Document No. 2006032400757 in Book 17103, Page 4108 with the St. Louis County Recorder of Deeds, Missouri (the “Records”), and assigned to Lender.

3. Assignment of Leases and Rents dated as of March 23, 2006, executed by Borrower in favor of Original Lender (the “Assignment of Leases and Rents”), filed for record on March 24, 2006, and recorded as Document No. 2006032400773 in Book 17103, Page 4293 in the Records, and assigned to Lender.

4. UCC Financing Statement reflecting Borrower, as debtor, and Original Lender, as secured party, filed with the Secretary of State of the State of Delaware under File Number 6108459, and assigned to Lender.

5. Guaranty dated as of March 23, 2006, executed by Borrower’s Sole Member, Ther-Rx-Corporation, a Missouri corporation (“Ther-Rx”), ETHEX and PDI (individually and collectively referred to as “Original Guarantor”) in favor of Original Lender and assigned to Lender, as modified by this Agreement.

6. Hazardous Substances Indemnification Agreement dated as of March 23, 2006, executed by Borrower and Original Guarantor in favor of Original Lender (the “Environmental Indemnity”), and assigned to Lender, as modified by this Agreement.

7. Partial Assignment and Assumption Agreement dated as of March 23, 2006, executed by Borrower and Borrower’s Sole Member.

8. Waiver of Manager’s Agreement, Subordination and Consent to Assignment dated as of March 23, 2006, executed by Borrower and Original Lender.

9. Cash Management Agreement dated as of March 23, 2006, executed by Borrower and Original Lender.

5

JOINDER BY AND AGREEMENT OF CURRENT GUARANTOR

Each of the undersigned, K-V PHARMACEUTICAL COMPANY, a Delaware corporation and THER-RX-CORPORATION, a Missouri corporation (being collectively and individually “Current Guarantor”), being guarantor(s) of the Loan (as such term is defined in that certain Note, Deed of Trust, Leasehold Deed of Trust, Security Agreement and Fixture Filing and Other Loan Documents Modification and Spreader Agreement of even date herewith by and between U.S. Bank, National as trustee for the registered holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP7, as “Lender”, and MECW, LLC, a Delaware limited liability company, as “Borrower” (the “Modification Agreement”)) pursuant to that certain Guaranty dated as of March 23, 2006, executed by Current Guarantor and others in favor of Original Lender (the “Guaranty”), and indemnitors under that certain Hazardous Substances Indemnification Agreement executed by Current Guarantor, Borrower and others in favor of Original Lender (the “Environmental Indemnity”), as both are now held by Lender, hereby represents and warrants and acknowledges and agrees with Lender the following:

1. Reaffirmation of Guaranty and Environmental Indemnity. The Guaranty and the Environmental Indemnity constitute the valid, legally binding joint and several obligations of Current Guarantor, enforceable against Current Guarantor, in accordance with their respective terms. By their execution hereof, Current Guarantor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which any Current Guarantor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty, the Environmental Indemnity or any of the other Loan Documents. Each Current Guarantor consents to the execution and delivery of the Modification Agreement by Borrower and agrees and acknowledges that the liability of Current Guarantor under the Guaranty and the Environmental Indemnity shall not be diminished in any way by the execution and delivery of the Modification Agreement or by the consummation of any of the transactions contemplated thereby.

2. Modification of Guaranty. The Guaranty is modified to provide that the term “Guaranteed Obligations” under the Guaranty shall include fraud and/or intentional misrepresentation by Borrower in the Modification Agreement.

3. Cooperation Covenants. Without limiting the terms of the Guaranty, Current Guarantor agrees that the Guaranty is further modified to provide that any failure of Borrower after a Default to comply, or any attempt by Current Guarantor after a Default to interfere with Borrower’s compliance, with the Cooperation Covenants shall subject Current Guarantor to recourse for the Indebtedness.

4. Authority Representations by Current Guarantor. The execution and delivery of, and performance under, this Joinder by and Agreement of Current Guarantor, the Guaranty and Environmental Indemnity by Current Guarantor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Current Guarantor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Released Guarantor is a party or by which the Property may be bound or affected

5. Waiver of Trial by Jury. CURRENT GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF CURRENT GUARANTOR OR LENDER RELATING TO THE LOAN AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY CURRENT GUARANTOR.

6. Defined Terms. All terms that are used herein that are not defined herein shall have the meaning ascribed to them in the Modification Agreement.

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The undersigned Current Guarantor has executed and delivered this Joinder and Agreement to be effective as of the Effective Date of the Modification Agreement.

CURRENT GUARANTOR:

Witnesses:			K-V PHARMACEUTICAL COMPANY,
a Delaware corporation
/s/ Bradley S. Schammel
Print Name:	Bradley S. Schammel

			By:	/s/ Gregory J. Divis
Gregory J. Divis, President and CEO
/s/ Daniel J. Bollinger
Print Name:	Daniel J. Bollinger

STATE OF MISSOURI		)
) ss:
COUNTY OF ST. LOUIS		)

I, Debbie A. Lanemann, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Gregory J. Divis, the President and CEO of K-V Pharmaceutical Company, a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of vice president and chief financial officer, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 8th day of Aug., 2011.

/s/ Debbie A. Lanemann
Notary Public

My Commission Expires:

12/10/13	[NOTARY STAMP]

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The undersigned Current Guarantor has executed and delivered this Joinder and Agreement to be effective as of the Effective Date of the Modification Agreement.

CURRENT GUARANTOR:

Witnesses:			THER-RX CORPORATION, a Missouri corporation

			By:	/s/ Gregory J. Divis
/s/ Bradley S. Schammel				Gregory J. Divis, President and CEO
Print Name:	Bradley S. Schammel

/s/ Daniel J. Bollinger
Print Name:	Daniel J. Bollinger

STATE OF MISSOURI		)
) ss:
COUNTY OF ST. LOUIS		)

I, Debbie A. Lanemann, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Gregory J. Divis, the President and CEO of Ther-Rx Corporation, a Missouri corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of vice president, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 8th day of Aug., 2011.

/s/ Debbie A. Lanemann
Notary Public

My Commission Expires:

12/10/13	[NOTARY STAMP]

4

JOINDER BY AND AGREEMENT OF RELEASED GUARANTOR

The undersigned, PARTICLE DYNAMICS, INC., a New York corporation and ETHEX CORPORATION, a Missouri Corporation (being collectively and individually the “Released Guarantor”) being a Guarantor under the Guaranty and an Indemnitor under the Environmental Indemnity executed in connection with the Loan described in the Note, Deed of Trust, Leasehold Deed of Trust, Security Agreement and Fixture Filing and Other Loan Documents Modification and Spreader Agreement (“Modification Agreement”) to which this Joinder (“Released Guarantor Joinder”) is attached, hereby represents and warrants to, and acknowledges and agrees with, Lender the following:

1. Defined Terms. All capitalized terms used in this Released Guarantor Joinder, unless defined herein, shall have the meanings given such terms in the Modification Agreement.

2. Reaffirmation of Guaranty and Environmental Indemnity. The Guaranty and Environmental Indemnity constitute the valid, legally binding joint and several obligation of Released Guarantor, enforceable against Released Guarantor in accordance with their respective terms. By Released Guarantor’s execution hereof, Released Guarantor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which Released Guarantor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty and Environmental Indemnity or any of the other Loan Documents.

3. Agreements of Released Guarantor. Released Guarantor consents to the execution and delivery of the Modification Agreement by Borrower and agrees and acknowledges that, except as set forth in paragraphs 5 and 6 below, the liability of Released Guarantor under the Guaranty and Environmental Indemnity shall not be diminished in any way by the execution and delivery of the Modification Agreement or by the consummation of any of the transactions contemplated therein, including but not limited to the Requested Actions.

4. Authority Representations by the Released Guarantor. The execution and delivery of, and performance under, this Released Guarantor Joinder, the Guaranty and Environmental Indemnity by Released Guarantor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Released Guarantor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Released Guarantor is a party or by which the Property may be bound or affected.

5. Release of Released Guarantor under Guaranty. Notwithstanding anything to the contrary in this Released Guarantor Joinder, the Security Instrument, or the other Loan Documents, Released Guarantor’s obligations hereunder and under the Guaranty shall not apply with respect to, and by acceptance of this Released Guarantor Joinder, Lender agrees that Released Guarantor is hereby released from any and all of Released Guarantor’s obligations under the Guaranty (the “Guaranteed Obligations”) for acts or events occurring or obligations

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arising after the Effective Date except: (i) if such Guaranteed Obligations are caused by Released Guarantor and/or any of their agents, and (ii) the environmental obligations under the Guaranty (“Environmental Indemnity Obligations Under Guaranty”) occurring after the Effective Date if such Environmental Indemnity Obligations Under Guaranty are (a) caused by Released Guarantor and/or any of their agents or (b) result from the existence of conditions existing prior to the Execution Date or migrating to or from any portion of the Property prior to the Effective Date, or result from a violation of Environmental Laws (as defined in the Environmental Indemnity) prior to the Effective Date. For purposes of this Released Guarantor Joinder, Released Guarantor shall bear the burden of proving when Hazardous Substances (as defined in the Environmental Indemnity) first existed upon, about or beneath the Property or began migrating to or from the Property and when a violation of Environmental Laws first occurred; provided however, the foregoing burden of proof is for the benefit of Lender, its successors and assigns, and is not for the benefit of any third party.

6. Release of Released Guarantor Under Environmental Indemnity. Notwithstanding anything to the contrary in this Released Guarantor Joinder, the Security Instrument or the Loan Documents, Released Guarantor’s obligations hereunder and under the Environmental Indemnity shall not apply with respect to, and by acceptance of this Released Guarantor Joinder, Lender agrees that Released Guarantor is hereby released for all acts or events occurring or obligations arising under the Environmental Indemnity (“Environmental Indemnity Obligations”) after the Effective Date unless such Environmental Indemnity Obligations are: (i) caused by Released Guarantor and/or any of their agents, or (ii) result from the existence of conditions existing prior to the Effective Date or migrating to or from any portion of the Property prior to the Effective Date, or result from a violation of an Environmental Law prior to the Effective Date. For purposes of this Released Guarantor Joinder, Released Guarantor shall bear the burden of proving when a Hazardous Substance existed upon, about or beneath the Property or began migrating to or from the Property and when a violation of an Environmental Law first occurred; provided however, the foregoing burden of proof is for the benefit of Lender, its successors and assigns, and is not for the benefit of any third party.

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6

The undersigned Released Guarantor has executed and delivered this Released Guarantor Joinder to be effective as of the date of the Agreement.

Witnesses:			RELEASED GUARANTOR:

/s/ Bradley S. Schammel			PARTICLE DYNAMICS, INC., a New
Print Name:	Bradley S. Schammel		York corporation

/s/ Daniel J. Bollinger			By:	/s/ Gregory J. Divis
Print Name:	Daniel J. Bollinger		Name:	Gregory J. Divis
			Title:	President

STATE OF MISSOURI		)
) ss:
COUNTY OF ST. LOUIS		)

I, Debbie A. Lanemann, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Gregory J. Divis the President of Particle Dynamics, Inc., a New York corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of vice president, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 8th day of Aug., 2011.

/s/ Debbie A. Lanemann
Notary Public

My Commission Expires:

12/10/13	[NOTARY STAMP]

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The undersigned Released Guarantor has executed and delivered this Released Guarantor Joinder to be effective as of the date of the Agreement.

Witnesses:			RELEASED GUARANTOR:

/s/ Bradley S. Schammel			ETHEX CORPORATION., a Missouri
Print Name:	Bradley S. Schammel		corporation

/s/ Daniel J. Bollinger			By:	/s/ Gregory J. Divis
Print Name:	Daniel J. Bollinger		Name:	Gregory J. Divis
			Title:	President

STATE OF MISSOURI		)
) ss:
COUNTY OF ST. LOUIS		)

I, Debbie A. Lanemann, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                     , the                     of ETHEX Corporation, a Missouri corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of vice president, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 8th day of Aug., 2011.

/s/ Debbie A. Lanemann
Notary Public

My Commission Expires:

12/10/13	[NOTARY STAMP]

8

JOINDER OF LENDER TO RELEASED GUARANTOR JOINDER

The undersigned joins in the Released Guarantor Joinder to which this Joinder is attached solely to consent to the release described in and subject to the terms of paragraphs 5 and 6 of the Released Guarantor Joinder to which this Joinder is attached.

Unless defined herein, all capitalized terms used herein shall have the meanings given such terms in the Modification Agreement.

Dated this 4th day of August, 2011.

Witnesses:		LENDER:

U.S. BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP7

		By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact

[ILLEGIBLE]
Print Name:	[ILLEGIBLE]		By:	/s/ Larry Golinsky
			Name:	Larry Golinsky
			Title:	President

/s/ Loxy Fernandez
Print Name:	Loxy Fernandez

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